INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO STOCKHOLDERS ON OR ABOUT JUNE 21, 2013)

ARCH THERAPEUTICS, INC.

Pembroke House, 28-32 Pembroke St Upper,

Dublin 2, Ireland

353-871536401

Notice of Stockholder Action by Written Consent

June 21, 2013

Dear Stockholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on June 18, 2013 (the “Record Date”), of shares of common stock, par value $0.001 per share (the “Common Stock”), of Arch Therapeutics, Inc., formerly known as Almah, Inc., (the “Company”), that holders of the majority of Common Stock have taken action by written consent as of June 18, 2013, to approve the following:

(1)	To approve the Arch Therapeutics, Inc. 2013 Stock Incentive Plan (the “Plan”); and

(2)	To approve the Amended and Restated Bylaws of Arch Therapeutics, Inc. (the “Amended and Restated Bylaws”).

Nevada corporation law permits holders of a majority of the voting power to take a stockholder action by written consent. Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the approval of the Plan or the Amended and Restated Bylaws.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. The actions described in the Information Statement were effective on June 18, 2013.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS, AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein.

Sincerely,

ARCH THERAPEUTICS, INC.

/s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D.
President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Arch Therapeutics, INC.

Pembroke House, 28-32 Pembroke St Upper,

Dublin 2, Ireland,

353-871536401

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On June 18, 2013, stockholders holding 21,540,000 shares of Common Stock, which constitutes a majority of the voting power of the Company, took action by written consent for the purposes of approving (i) the Arch Therapeutics, Inc. 2013 Stock Incentive Plan (the “Plan”), and (ii) the Amended and Restated Bylaws of Arch Therapeutics, Inc. (the “Amended and Restated Bylaws”).

Stockholders Entitled to Notice

As of June 18, 2013 there were 41,560,000 shares of our Common Stock outstanding. Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote per share. Stockholders of record at the close of business on June 18, 2013, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Plan and the Amended and Restated Bylaws requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On June 18, 2013, two stockholders holding 21,540,000 shares, or approximately 51.8% of our Common Stock, delivered a written consent to us adopting the items set forth herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE PLAN AND THE AMENDED AND RESTATED BYLAWS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THESE ITEMS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE PLAN AND THE AMENDED AND RESTATED BYLAWS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE PLAN AND THE AMENDED AND RESTATED BYLAWS AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of June 18, 2013, regarding the beneficial ownership of our Common Stock of (i) each person known to us to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each or our Directors, (iii) each of our executive officers, and (iv) all or our executive officers and Directors as a group.

Unless otherwise indicated, the address of each named beneficial owner is c/o Arch Therapeutics, Inc., Pembroke House, 28-32 Pembroke St Upper, Dublin 2, Ireland. Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed. On June 18, 2013, there were 41,560,000 shares of our Common Stock issued and outstanding.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Class
Terrence W. Norchi, M.D.	-	-
President, Secretary, Treasurer and Director
Pembroke House
28-32 Pembroke St Upper
Dublin 2, Ireland

Avtar Dhillon, M.D	-	-
Director
Pembroke House
28-32 Pembroke St Upper
Dublin 2, Ireland

All Officers and Directors as a Group	-	-

5% Holders
Europa Capital A.G.
60 Market Square	20,000,000	48.12%
Belize City
Belize

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

CONTEMPLATED MERGER TRANSACTION

As disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013, on May 10, 2013, we entered in an Agreement and Plan of Merger (the “Merger Agreement”) with Arch Therapeutics, Inc., a Massachusetts corporation (“Arch”) and Arch Acquisition Corporation, a Massachusetts corporation and our wholly-owned subsidiary (“Merger Sub”). In accordance with the Merger Agreement, Merger Sub will merge with and into Arch (the “Merger”), with Arch surviving the Merger upon the terms and subject to the conditions set forth in the Merger Agreement. Arch operates as a life science company developing polymers containing peptides intended to form gel-like barriers over wounds to stop or control bleeding.

As set forth in the Merger Agreement, we will acquire all of the issued and outstanding capital stock and convertible notes and warrants of Arch (through a reverse acquisition transaction) in exchange for the issuance to the stockholders of Arch of 20,000,000 shares of our Common Stock. The stockholders of Arch will receive two and one-half shares of our Common Stock for each share of common stock of Arch held by them immediately prior to the effective time of the Merger (the “Closing Date”).

The Merger Agreement contains typical representations and warranties by the Company and Arch about their business, operations and financial condition, which must be true and correct in all material respects as of the signing of the Merger Agreement and the Closing Date. The Merger Agreement also contains certain conditions to closing typically found in an agreement of this nature. Subject to the satisfaction or waiver of all closing conditions, we expect to close the transaction on or about June 25, 2013. A copy of the Merger Agreement is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 13, 2013, which is incorporated by reference herein.

STOCKHOLDERS’ ACTION NO. 1

APPROVAL OF Arch Therapeutics, Inc. 2013 Stock Incentive Plan

On June 18, 2013, our Board of Directors approved and adopted the Plan and authorized management to submit the Plan to our stockholders for approval. Also on June 18, 2013, stockholders holding a majority of our outstanding Common Stock executed a written consent approving and adopting the Plan. Pursuant to the approval of our Board of Directors and our stockholders, the adoption of the Plan became effective on June 18, 2013.

Subsequent to the Plan becoming effective, on June 18, 2013, our Board of Directors approved grants of non-qualified stock options under the Plan to consultants of the Company to purchase an aggregate of 3,825,888 shares of our Common Stock. Except for such non-qualified stock option grants, as of the date hereof, no awards have been granted under the Plan.

Summary of the Plan

The principal provisions of the Plan are summarized below. This summary is not a complete description of all of the Plan’s provisions, and is qualified in its entirety by reference to the Plan which is attached to this Information Statement as Exhibit A. Capitalized terms in this summary not defined in this Information Statement have the meanings set forth in the Plan.

Purposes and Eligible Participants. The purposes of the Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business. As further described below, Employees, Directors and Consultants are eligible to receive Awards under the Plan. As of the mailing date of this Information Statement, all of our employees, directors, officers and consultants are eligible to participate in the  Plan.

Share Reserve. The number of shares of our common stock initially reserved for issuance under the Plan is 7,825,388 shares. The number of shares of our common stock reserved for issuance under the Plan for all awards except for incentive stock option awards will be subject to increase on an annual basis, on the first business day of our fiscal year commencing in 2013, by an amount equal to the lesser of (A) 3,000,000 shares, (B) four percent of the number of shares outstanding on the last day of our immediately preceding fiscal year, or (C) such lesser number of shares as determined by the administrator of the Plan. The number of shares available under the Plan will also be subject to adjustment in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure.

Any shares covered by an award that is forfeited, canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum number of shares which may be issued under the Plan. Shares that have been issued under the Plan pursuant to an award shall not be returned to the Plan and shall not become available for future grant under the Plan, except where unvested shares are forfeited or repurchased by us at the lower of their original purchase price or their fair market value. To the extent not prohibited by the listing requirements of any established stock exchange or national market system on which the shares are traded or applicable law, shares tendered or withheld in payment of an award exercise or purchase price and shares withheld by us to pay any tax withholding obligation shall be returned to the Plan and shall become available for future issuance under the Plan, unless otherwise determined by the administrator of the Plan.

Administration. The Plan is administered, with respect to grants to officers, employees, directors, and consultants, by the Plan administrator (the “Administrator”), which is our Board of Directors or one or more committees designated by our Board of Directors. The Board of Directors currently acts as the Administrator.

Terms and Conditions of Awards. The Plan provides for the grant of stock options, restricted stock, restricted stock units, dividend equivalent rights, and stock appreciation rights (collectively referred to as “awards”). Stock options granted under the Plan may be either incentive stock options under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to our employees, consultants and directors or to employees, consultants and directors of our related entities. To the extent that the aggregate fair market value of the shares subject to stock options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess stock options shall be treated as non-qualified stock options. Under the Plan, awards may be granted to such employees, consultants or directors who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the Plan shall be designated in an award agreement.

Awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in favor of the Company as specified in the award agreements to be issued under the Plan. Under the Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. However, the Plan permits the designation of beneficiaries by holders of incentive stock options. Other awards shall be transferable by will and by the laws of descent and distribution and during the lifetime of the participant, to the extent and in the manner authorized by the Administrator.

The Administrator has the authority, in its discretion, to select employees, consultants and directors to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares or the amount of other consideration to be covered by each award (subject to the limitations set forth below), to approve award agreements for use under the Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan (subject to the limitations described above), to construe and interpret the terms of the Plan and awards granted thereunder, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions, and to take such other action not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The term of any award granted under the Plan will be stated in the applicable award agreement, provided that the term of an incentive stock option may not exceed 10 years (or five (5) years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). Notwithstanding the foregoing, the term of an award shall not include any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

The Plan authorizes the Administrator to grant incentive stock options at an exercise price not less than 100% of the fair market value of our common stock on the date the stock option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of our combined voting power or any parent or subsidiary of us). In the case of non-qualified stock options, the exercise price shall be, with respect to the first grants of non-qualified stock options under the Plan until the aggregate number of shares subject to such non-qualified stock options is equal to 3,984,212, such price as is determined by the Administrator, and, with respect to all grants of non-qualified stock options under the Plan thereafter, not less than 100% of the fair market value per share on the date of grant. In the case of stock appreciation rights, and awards intended to qualify as performance-based compensation, the base appreciation amount or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares or with respect to options, payment through a broker-dealer sale and remittance procedure or a “net exercise” procedure.

Under the Plan, the Administrator may establish one or more programs under the Plan to permit selected participants the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the Plan separate programs for the grant of particular forms of awards to one or more classes of participants.

Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 4,000,000 shares. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to those awards that may be granted to a participant during a calendar year is 3,000,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator in the event of a stock split, reverse stock split, stock dividend, combination or reclassification of shares or other similar change in our shares or our capital structure, and its determination shall be final, binding and conclusive.

In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates (or, if earlier, the date after which 25% of the period of service to which the performance goal relates has elapsed) and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

Under Code Section 162(m), a “covered employee” is our chief executive officer and our three other most highly compensated officers other than the chief financial officer.

The Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) net earnings or net income (before or after taxes), (ii) earnings per share or earnings per share growth, total units or unit growth, (iii) net sales, sales growth, total revenue or revenue growth, (iv) operating income, net operating profit or pre-tax profit, (v) return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales or revenue, (vi) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment), (vii) earnings before or after taxes, interest, depreciation, and/or amortization, (viii) gross or operating margins, (ix) productivity ratios, (x) share price or relative share price (including, but not limited to, growth measures and total stockholder return), (xi) expense targets, (xii) margins, (xiii) operating efficiency, (xiv) market share or change in market share, (xv) customer retention or satisfaction, (xvi) working capital targets, (xvii) completion of strategic financing goals, acquisitions or alliances and product development, (xviii) company project milestones and (xix) economic value added (net operating profit after tax minus the sum of capital multiplied by the cost of capital). The performance criteria may be applicable to the Company, any parent or subsidiary of the Company, and/or any individual business units of the Company or any parent or subsidiary of the Company.

Certain Adjustments. Subject to any required action by our stockholders, the number of shares covered by outstanding awards, the number of shares that have been authorized for issuance under the Plan, the exercise or purchase price of each outstanding award, the maximum number of shares or amount that may be granted subject to awards to any participant, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification or similar event affecting the shares, (ii) any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to our shares including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

Corporate Transaction and Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control, as those terms are defined in the Plan, or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an award under the Plan or any time while an award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the Plan and the full or partial release from restrictions on transfer and repurchase or forfeiture rights of such awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the participant within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any awards so vested or released from such limitations in connection with a Change in Control shall remain fully exercisable until the expiration or earlier termination of the award. Upon the consummation of a Corporate Transaction, all outstanding awards shall terminate unless assumed by the successor corporation or its parent.

Amendment, Suspension or Termination of the Plan. The Board of Directors may at any time amend, suspend or terminate the Plan. The Plan will terminate on June 18, 2023, unless earlier terminated by the Board of Directors. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, applicable rules of any stock exchange or national market system, and the rules of any foreign jurisdiction applicable to awards granted to residents of the jurisdiction, we shall obtain stockholder approval of any such amendment to the Plan in such a manner and to such a degree as so required.

New Plan Benefits. The amount of future awards will be determined by the Administrator. The Plan does not require awards in specific amounts or to specific recipients or provide formulae to determine the amount or recipient of awards. As a result, we cannot determine the awards that will be made under the Plan or that would have been made in the past if the Plan had been in place. Subsequent to the Plan becoming effective, on June 18, 2013, our Board of Directors approved grants of non-qualified stock options under the Plan to consultants of the Company to purchase an aggregate of 3,825,888 shares of our Common Stock. Except for such non-qualified stock option grants, as of the date hereof, no awards have been granted under the Plan.

Certain Federal Income Tax Consequences.

The following is general summary as of this date of the federal income tax consequences to us and to U.S. participants for awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options. The grant of a non-qualified stock option under the Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a non-qualified stock option, the participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the participant's total compensation is deemed reasonable in amount. Any gain or loss on the participant’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. We do not receive a tax deduction for any such gain.

A non-qualified stock option can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A non-qualified stock option that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options. The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), then he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option (the difference between the fair market value of the shares at exercise and the exercise price) is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. We will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

A SAR also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock. A restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services for the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award, unless the participant is retirement eligible. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing, within 30 days of the grant date of the award, an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Restricted Stock Units. With respect to awards of restricted stock units, no taxable income is reportable when the restricted stock units are granted to a participant or upon vesting of the restricted stock units. Upon settlement, the recipient will recognize ordinary income in an amount equal to the value of the payment received pursuant to the restricted stock units. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by us.

Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. We are entitled to an income tax deduction in the amount of the income recognized by a participant, subject to possible limitations imposed by Section 162(m) of the Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

Tax Effect for the Company. Unless limited by Section 162(m) of the Code, we generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture).

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Plan, and we will not independently provide our stockholders with any such right.

STOCKHOLDERS’ ACTION No. 2

APPROVAL OF AMENDED AND RESTATED BYLAWS OF ARCH THERAPEUTICS, INC.

On June 18, 2013, our Board of Directors and stockholders holding at least a majority of the outstanding shares of our common stock approved the Amended and Restated Bylaws. The following discussion briefly summarizes some of the significant differences between our prior bylaws (the “Prior Bylaws”) and the Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws which is attached to this Information Statement as Exhibit B.

Special Meetings of Stockholders

The Prior Bylaws provide that special meetings of the stockholders may be called by our President, Board of Directors, or at the request of the holders of not less than one-tenth of all of our outstanding shares entitled to vote on any issue at the meeting. The Amended and Restated Bylaws provide that special meetings may be called by our Chairman of the Board, President or Board of Directors.

Action by Stockholders in Lieu of a Meeting

The Prior Bylaws provide that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if written consents are signed by stockholders holding a majority of the shares entitled to vote with respect to the subject matter. As permitted by applicable provisions of the Nevada Revised Statutes (“NRS”), the Amended and Restated Bylaws do not permit action to be taken by the stockholders by written consent.

Stockholder Proposals and Director Nominations

The Prior Bylaws did not contain any reference to the procedures to be followed if our stockholders wished to put forth a stockholder proposal or propose to the Board of Directors a nominee for director. The Amended and Restated Bylaws provide guidelines relating to both stockholder proposals and director nominations by stockholders.

Number of Directors

The Prior Bylaws provide that the number of directors on our Board of Directors was to be established at between one and nine directors by a resolution of our Board of Directors. The Amended and Restated Bylaws provide that the number of directors on our Board of Directors is to be established at between one and 12 directors by resolution of the Board of Directors.

Removal of Directors

The Prior Bylaws provide that directors may be removed with or without cause (provided that our articles of incorporation do not require that removal only be for cause) by the stockholders at a meeting called for that purpose if notice has been given that a purpose of the meeting is to vote on such removal. The Amended and Restated Bylaws provide that any director or the entire Board of Directors may be removed at any time, but only for cause or only by the affirmative vote of the holders of sixty-six and two-thirds percent (66⅔%) or more of the outstanding shares of our capital stock entitled to vote generally in the election of directors.

Uncertificated Shares

The Amended and Restated Bylaws include a provision permitting the issuance of uncertificated shares, as permitted by the NRS. This provision will allow us to issue our authorized stock as uncertificated shares, although stockholders remain entitled to receive a stock certificate. The Prior Bylaws did not contain a provision relating to uncertificated shares.

Electronic Communications

The Amended and Restated Bylaws updates the Prior Bylaws to provide for electronic communications at stockholder meetings and electronic delivery of notices of stockholder meetings and meetings of our Board of Directors, to the fullest extent of currently applicable Nevada law. This provides our Board of Directors and our stockholders with additional flexibility regarding attending and receiving materials relating to stockholder and director meetings.

Indemnification

Both the Prior Bylaws and the Amended and Restated Bylaws provide that we shall indemnify any director or officer or former director or officer to the fullest extent permitted by law. The Amended and Restated Bylaws also provide additional detail, including with respect to the types of claims for which such individuals may be indemnified, exceptions to our indemnification requirements, and provisions regarding additional indemnification agreements and/or insurance.

Amendment

The Prior Bylaws provide that the bylaws may be amended by the Board of Directors unless (i) our articles of incorporation or applicable law reserves such power exclusively to our stockholders; (ii) our stockholders, in adopting, amending or repealing any bylaw, provided expressly that the Board of Directors may not amend or repeal that bylaw; or (iii) a bylaw either establishes, amends or deletes a greater-than-majority stockholder quorum or voting requirement; in which case only our stockholders may amend or repeal one or more of our bylaws. The Amended and Restated Bylaws provide that the bylaws may be amended by the Board of Directors, without any similar limitations, or by the stockholders.

Certain Acquisitions by Fiduciaries

The Amended and Restated Bylaws provide that Sections NRS 78.378 to 78.3793 of the NRS, inclusive (entitled “Acquisition of a Controlling Interest”), shall not apply to the Company or to any “Acquisition” of a “Controlling Interest” (as each term is defined therein) in the Company by any existing or future stockholder or stockholders. These provisions of the NRS provide generally that any person or entity that acquires a certain percentage of the outstanding voting shares of a Nevada corporation may be denied voting rights with respect to the acquired shares, unless certain criteria are satisfied. The Prior Bylaws do not address this matter, and accordingly we would have been subject to such provisions under the Prior Bylaws if we satisfied all conditions and requirements thereof.

The Amended and Restated Bylaws include other substantive changes that have not been summarized above, as well as administrative and stylistic changes, and the foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached as Exhibit B.

No Dissenter’s Rights

Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Amended and Restated Bylaws, and we will not independently provide our stockholders with any such right.

REASONS WE USED STockHOLDER CONSENT AS OPPOSED TO SOLICITATION OF StockHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

Stockholder approval of the Plan and the Amended and Restated Bylaws could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities for the approval of the Plan and the Amended and Restated Bylaws, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a stockholder meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing these items in a manner that is timely and efficient for us and our stockholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices in Ireland at 353-871536401. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

Other than as a result of their right to participate in the Plan, no director, officer, nominee for election as a director, associate of any director, officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed us that he intends to oppose any of the corporate actions to be taken by us as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding the Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Plan and the Amended and Restated Bylaws. Your consent to the Plan and the Amended and Restated Bylaws is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

Arch Therapeutics, INC.
By Order of the Board of Directors
By: /s/ Terrence W. Norchi, M.D.
Terrence W. Norchi, M.D., President

EXHIBIT A

ARCH therapeutics, inc. 2013 stock incentive plan

[ATTACHED]

EXHIBIT B

amended and restated bylaws of ARCH therapeutics, inc.

[ATTACHED]